Exhibit 99.1
FAUQUIER BANKSHARES, INC. Deeply rooted in our community. September 2009

Safe Harbor Statement In addition to the historical information contained herein, this report contains forward-looking statements. Forward-looking statements are based on certain assumptions and describe future plans, strategies, and expectations of the Company, and are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "may," "will," or similar expressions. Although we believe our plans, intentions, and expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these plans, intentions, or expectations will be achieved. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and actual results could differ materially from those contemplated. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in: interest rates, general economic conditions, the legislative/regulatory climate, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the Bank's loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in our market area, and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements in this report, and you should not place undue reliance on such statements, which reflect our position as of the date of this report. For additional discussion of risk factors that may cause our actual future results to differ materially from the results indicated within forward-looking statements, please refer to "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008. 2 FAUQUIER BANKSHARES, INC.

Table of Contents

- Who We Are
- Market Area
- Financial Condition
- Financial Performance and Goals
- Building Shareholder Value

FAUQUIER BANKSHARES, INC. 3

Who We Are 4 FAUQUIER BANKSHARES, INC.

Fauquier Bankshares, Inc. Founded 1902Headquartered Warrenton, Virginia (50 miles west of Washington, D.C.) (9 branch locations - expanding to ten by early 2010)Total Assets $530.8 MillionShares Outstanding 3,596,537 Insider Ownership 6.08% 1Institutional Ownership 11.3% 2 (8.4% held by Royce & Associates, LLC3)Shareholders Approx. 500 + "street" (Over 75% in VA)NASDAQ FBSSAll data provided as of June30 2009, unless otherwise noted.Source: NASDAQ as of September 14, 2009.Source: NASDAQ as of September14, 2009.A subsidiary of Legg Mason. 5 FAUQUIER BANKSHARES, INC.

Industry Recognition Named #132 of "Top 200 Publicly-Traded Community Banks" in the June 2009 issue of U.S. Banker magazine, based on previous 3-year average ROE of 1,115 public institutions pooled. This marks the third consecutive year that FBSS was on the "Top 200" listing. In October 2008, President & CEO Randy Ferrell was selected to serve as a panelist in the SEC roundtable concerning mark-to-market accounting. The panel discussions focused on the usefulness of mark-to-market accounting to investors and regulators, potential market behavior effects and whether aspects of current accounting standards may be improved. Mr. Ferrell discussed the impact an expansion of mark-to-market accounting valuation could have for community banks. 6 FAUQUIER BANKSHARES, INC.

Our Success Is a Result of Our Culture 7 Strategic PlanningTeamworkDisciplined Execution (aka "Blocking and Tackling")Consistently Strong Credit CultureDisciplined Loan and Deposit Pricing Strategy FAUQUIER BANKSHARES, INC.

Management Focus On Growth 8 FAUQUIER BANKSHARES, INC. Quality GrowthLoan PortfolioCore Transaction DepositsNon-Interest Fee IncomeWealth Management and Financial Planning

Our Customer Focus 9 To deliver a superior experience for our retail and commercial customers by enabling them to make the right choices when selecting financial products and services that best fit their needs and lifestyles, thereby empowering our customers to achieve their financial goals. FAUQUIER BANKSHARES, INC.

Market Area 10 FAUQUIER BANKSHARES, INC.

Northern Virginia Marketplace *Including City of Manassas dataSource: Weldon Cooper Center for Public Service 11 FAUQUIER BANKSHARES, INC. Fauquier County 11,822 41.89% Fairfax County 5,499 19.48% Prince William County* 4,295 15.22% Loudoun County 1,595 5.65% District of Columbia 1,139 4.04% Other Places of Work 3,874 13.73% Total Out-Commuters 16,402 58.11% Total County Workforce 28,224 100.00% Places to Which Fauquier County Residents Commute (2000)

Primary Market Area 12 FAUQUIER BANKSHARES, INC.

Northern Virginia Marketplace

- Virginia voted "No. 1 Most Business-Friendly State" by *Forbes Magazine* in 2006, 2007, and 2008. Also voted "Top State for Business" by CNBC in 2007.
- Strong population, economic, and employment growth
- Stable federal government presence
- Exceptional higher education
- Diverse industry employment, mostly "clean" industries
- High household income

FAUQUIER BANKSHARES, INC. 13

14 Unemployment Rates (CHART) FAUQUIER BANKSHARES, INC.

Strong Markets with Sustainable Growth 15 Northern Virginia-primarily Fauquier County, western Prince William County, and surrounding counties. County 2008 Population(Thousands) Percent Growth(2000 to 2008) 2008 Per Capita Income(USA=100) Fauquier 69.7 25.5% 128 Prince William 387.9 36.8% 122 Source: Source: SNL - Data provided by ESRI based primarily on US Census data. FAUQUIER BANKSHARES, INC.

Fauquier County, Western Prince William County, and Manassas City Deposit Market Share 16 Financial Institution No. of Offices Deposits ($000) Market Share BB&T 16 $ 957,119 30.96% Fauquier Bank 8 388,713 12.57% Suntrust Bank 7 384,751 12.44% Wells Fargo (Wachovia) 5 328,259 10.62% Chevy Chase Bank 10 144,713 4.68% Bank of America 4 142,276 4.60% PNC Bank 5 132,065 4.27% Cardinal Bank 1 128,920 4.17% Virginia Commerce Bank 2 86,548 2.80% Other 17 Institutions 24 398,324 12.89% Total 82 $3,091,689 100% Source: FDIC - Deposit Market Share Report Data as of June 30, 2008. Source: FDIC - Deposit Market Share Report Data as of June 30, 2008. Source: FDIC - Deposit Market Share Report Data as of June 30, 2008. Source: FDIC - Deposit Market Share Report Data as of June 30, 2008. Source: FDIC - Deposit Market Share Report Data as of June 30, 2008. Source: FDIC - Deposit Market Share Report Data as of June 30, 2008. Source: FDIC - Deposit Market Share Report Data as of June 30, 2008. FAUQUIER BANKSHARES, INC.

Financial Condition FAUQUIER BANKSHARES, INC. 17

18 Total Assets as of December 31, except as noted FAUQUIER BANKSHARES, INC. Source: Fauquier Bankshares Financials

19 Loans, Net as of December 31, except as noted FAUQUIER BANKSHARES, INC. Source: Fauquier Bankshares Financials

20 (CHART) Loan Portfolio Loan Portfolio at June 30, 2009 FAUQUIER BANKSHARES, INC.

21 Non-Performing Assets as a Percentage of Total Loans and Repossessed Assets FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B Sources: BHC Performance Report and Fauquier Bankshares Financials Quarter Ended (CHART)

22 Loan Losses (Net of Recoveries) As a Percentage of Average Total Loans Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004/2003)Sources: BHC Performance Report and Fauquier Bankshares Financials Non-Performing Assets as a Percentage of Total Loans and Repossessed Assets Year Ended

23 Loan Losses (Net of Recoveries)As a Percentage of Average Total Loans FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004)*YTD Q2 2009 - Data is annualized.Sources: BHC Performance Report and Fauquier Bankshares Financials

24 Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004)Sources: BHC Performance Report and Fauquier Bankshares Financials FAUQUIER BANKSHARES, INC. Allowance for Loan LossAs a Percentage of Total Loans

Allowance for Loan Losses as Percentage of Non- Performing Assets (including OREO) Performing Assets (including OREO) Performing Assets (including OREO) 25 Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007Sources: BHC Performance Report and Fauquier Bankshares Financials FAUQUIER BANKSHARES, INC.

Capital Management (For Year Ended December 31, except as noted) FAUQUIER BANKSHARES, INC. Total Risk-based Ratio Leverage Ratio Minimum Required: 4.00Well Capitalized: 5.00 26

Deposit Portfolio FAUQUIER BANKSHARES, INC. Average Daily Balances for Six Months Ended June 30, 2009 27 (CHART) Total Deposits (YTD Average)$409MM Transaction Accounts(DDA /NOW)$140MM 35%

28 Total Deposits For Year Ended December 31, except as noted (CHART) FAUQUIER BANKSHARES, INC. * As of June 30, 2009Source: Fauquier Bankshares Financials

(CHART) FAUQUIER BANKSHARES, INC. 29

(CHART) Negotiable Order of Withdrawal (NOW) (As a Percent of Average Assets) FAUQUIER BANKSHARES, INC. 30

31 (CHART) Demand & NOW Deposits (As a Percent of Average Assets) FAUQUIER BANKSHARES, INC.

Financial Performance and Goals FAUQUIER BANKSHARES, INC. 32

33 (CHART) Return on Average Equity (ROAE) FAUQUIER BANKSHARES, INC.

34 (CHART) Net Income (ROAA) (As a Percent of Average Assets) FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005)Sources: BHC Performance Report and Fauquier Bankshares Financials

Margin Analysis - Peer Comparison 35 (CHART) FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005)Sources: BHC Performance Report and Fauquier Bankshares Financials

Cost of Funds - Peer Comparison 36 (CHART) FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/)Sources: BHC Performance Report and Fauquier Bankshares Financials

Total Non-Interest Income As a Percent of Adjusted Operating Income (TE) FAUQUIER BANKSHARES, INC. 37 (CHART) Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005)Source: BHC Performance Report - excludes gains/losses on securities

38 Assets Under Management (At Market Value) FAUQUIER BANKSHARES, INC. Source: Wealth Management Services Statement of Condition (CHART)

Keys to Building Shareholder Value Maintain strong credit qualityBuild transaction account deposit baseDisciplined loan and deposit pricingConsistently achieving our earnings per share (EPS) growth and return on average equity (ROAE) goals: - EPS Growth: 10% or greater annually - ROAE: 75th to 80th percentile of Federal Reserve peer group, usually 15.0%Consistent dividend growth FAUQUIER BANKSHARES, INC. 39

Earnings Per Share, Diluted FAUQUIER BANKSHARES, INC. Financial data provided on an annual basis. *YTD Q2 2009 data is annualized based on $.46 per share as of June 30, 2009. 40

Buybacks and Dividends as a Percentage of Net Income 41 FAUQUIER BANKSHARES, INC. (CHART) *YTD Q2 09 dividend and net income are annualized based on June 30, 2009 net income and dividends paid.

Stock Total Return Performance Index 2009 To Date Over Last Year Over Last Two Years Over Last Three Years Since Going Public (1997) FBSS 16.11% (10.48%) (21.71%) (25.75%) 230.95% SNL Banks 3.84% (33.54%) (48.99%) (50.44%) 27.73% SNL $250M - $500M 0.37% (29.17%) (49.49%) (52.36%) 89.79% SNL $500M - $1B 1.91% (21.46%) (41.41%) (45.41%) 117.54% Source: SNL Financial through 9/8/2009 FAUQUIER BANKSHARES, INC. 42

43 Stock Total Return Performance (July 31, 1997 - August 31, 2009) FAUQUIER BANKSHARES, INC. Source: SNL Financial (CHART)

Stock Chart - Price/Tangible Book Value 44 FAUQUIER BANKSHARES, INC. Source: SNL Financial (CHART)

Cash Dividends To pay a consistently growing cash dividend. Year2Q092008 200720062005200420032002Total Dividend $0.80**$0.800$0.790$0.745$0.645$0.560 $0.480$0.410$5.230 Payout87.4%78.1%56.5%46.2%39.0%37.6%36.6%34.5% Yield*5.55%**6.27%4.63%2.98%2.58%2.25%2.09%2.70% *Yield calculated as annual dividend divided by December 31st stock price.**2Q09 dividend and yield are annualized based on dividends paid of $.20 per share for the six months ending Juner30, 2009. Yield calculated using the stock price of $14.41 as of June 30, 2009. Payout ratio is annualized based on June 30 2009 data. FAUQUIER BANKSHARES, INC. 45

Contact Information


MAIN OFFICE


THE PLAINS


VIEW TREE


BEALTON

Investor Relation Contacts

Randy K. Ferrell
President & Chief Executive Officer
randy.ferrell@fauquierbank.com

Eric P. Graap
Executive Vice President
& Chief Financial Officer
eric.graap@fauquierbank.com

www.fauquierbank.com


BRISTOW


CATLETT


NEW BALTIMORE


SUDLEY ROAD


OLD TOWN MANASSAS

FAUQUIER BANKSHARES, INC. 46